Exhibit 99.1

Alkami Announces Second Quarter 2024 Financial Results

PLANO, Texas, July 31, 2024 (PRNewswire) -- Alkami Technology, Inc. (Nasdaq: ALKT) (“Alkami”), a leading cloud-based digital banking solutions provider for financial institutions in the U.S., today announced results for its first quarter ending June 30, 2024.

Second Quarter 2024 Financial Highlights

•GAAP total revenue of $82.2 million, an increase of 24.9% compared to the year-ago quarter;
•GAAP gross margin of 59.4%, compared to 53.9% in the year-ago quarter;
•Non-GAAP gross margin of 63.2%, compared to 58.7% in the year-ago quarter;
•GAAP net loss of $(12.3) million, compared to $(17.8) million in the year-ago quarter; and
•Adjusted EBITDA of $4.6 million, compared to a loss of $(2.5) million in the year-ago quarter.

Comments on the News

Alex Shootman, Chief Executive Officer, said, “In the second quarter, we delivered another quarter of tremendous operating and financial results. We ended the second quarter with 18.6 million live registered users, up 2.7 million compared to the prior-year quarter, and delivered excellent performance from new client wins, add-on sales and renewals. Alkami continues to lead the industry in terms of end user satisfaction and gains in market share, underscoring our commitment to deliver the best digital banking solution to regional and community financial institutions.”

Shootman added, “In the second quarter we signed eight new digital banking clients, including four credit unions and four banks. One of the wins was a tier one credit union that will be among our top clients in terms of ARR. We also won a large Midwestern bank that possesses a robust commercial banking growth strategy. The bank was an existing ACH Alert client where we cultivated a strong relationship and ultimately cross-sold our digital banking platform.”

Bryan Hill, Chief Financial Officer, said, “We achieved total revenue growth of 25% for the quarter, and more importantly, we achieved 28% subscription revenue growth. We exceeded our gross margin and adjusted EBITDA expectations, demonstrating continued progress towards our 2026 objectives of a non-GAAP gross margin of 65% and adjusted EBITDA margin of 20%.”

2024 Financial Outlook

Alkami’s financial outlook is based on current expectations. The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under “Cautionary Statement Regarding Forward-Looking Statements.”

Alkami is providing guidance for its third quarter ending September 30, 2024 of:
•GAAP total revenue in the range of $83.8 million to $85.3 million;
•Adjusted EBITDA in the range of $5.8 million to $6.8 million.

Alkami is providing guidance for its fiscal year ending December 31, 2024 of:
•GAAP total revenue in the range of $330.5 million to $333.5 million;
•Adjusted EBITDA in the range of $22.0 million to $24.0 million.

Conference Call Information
The Company will host a conference call at 5:00 p.m. ET today to discuss its financial results with investors. A live webcast of the event will be available on the Alkami investor relations website at investors.alkami.com. In addition, a live dial-in will be available domestically at 1-800-836-8184 and internationally at 1-646-357-8785 using passcode 83045. A replay will be available in the Investor Relations section of the Alkami website.

About Alkami
Alkami Technology, Inc. is a leading cloud-based digital banking solutions provider for financial institutions in the United States that enables clients to grow confidently, adapt quickly and build thriving digital communities. Alkami helps clients transform through retail and commercial banking, digital account opening, and data and marketing solutions. To learn more, visit www.alkami.com.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanation of Non-GAAP Financial Measures and Key Business Metrics
The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. The company also uses results of operations excluding such items to evaluate the operating performance of Alkami and compare it against prior periods, make operating decisions, determine executive compensation, and serve as a basis for long-term strategic planning. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors.

The company defines “Non-GAAP Cost of Revenues” as cost of revenues, excluding (1) amortization and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Gross Margin” as gross profit, plus (1) amortization and (2) stock-based compensation expense, all divided by revenue. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Research and Development Expense” as research and development expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to product innovation.

The company defines “Non-GAAP Sales and Marketing Expense” as sales and marketing expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to its sales and marketing strategies.

The company defines “Non-GAAP General and Administrative Expense” as general and administrative expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support corporate activities and processes.

The company defines “Non-GAAP Net Loss” as net loss, plus (1) provision for income taxes (2) (loss) gain on financial instruments, (3) amortization, (4) stock-based compensation expense, and (5) acquisition-related expenses. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Adjusted EBITDA” as net loss plus (1) provision for income taxes, (2) (loss) gain on financial instruments, (3) interest income, net, (4) depreciation and amortization (5) stock-based compensation expense, and (6) acquisition-related expenses. The company believes adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations.

In addition, the Company also uses the following important operating metrics to evaluate its business:

The company defines “Annual Recurring Revenue (ARR)” by aggregating annualized recurring revenue related to SaaS subscription services recognized in the last month of the reporting period as well as the next 12 months of expected implementation services revenues in the last month of the reporting period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients, and our ability to maintain and expand our relationship with existing clients.

The company defines “Registered Users” as an individual or business related to an account holder of an FI client on our digital banking platform who has registered to use one or more of our solutions and has current access to use those solutions as of the last day of the reporting period presented. We price our digital banking platform based on the number of registered users, so as the number of registered users of our digital banking platform increases, our ARR grows. We believe growth in the number of registered users provides important information about our ability to expand market adoption of our digital banking platform and its associated software products, and therefore to grow revenues over time.

The company defines “Revenue per Registered User (RPU)” by dividing ARR for the reporting period by the number of registered users as of the last day of the reporting period. We believe RPU provides important information about our ability to grow the number of software products adopted by new clients over time, as well as our ability to expand the number of software products that our existing clients add to their contracts with us over time.

The company does not provide a reconciliation of our adjusted EBITDA outlook to GAAP net loss because certain significant information required for such reconciliation is not available without unreasonable efforts, including provision for income taxes, loss on financial instruments, stock-based compensation expense, and acquisition-related expenses, net, all of which may be significant.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(UNAUDITED)
	June 30,	December 31,
	2024	2023
Assets
Current assets
Cash and cash equivalents	$61,432	$40,927
Marketable securities	25,962	51,196
Accounts receivable, net	38,952	35,499
Deferred costs, current	11,478	10,329
Prepaid expenses and other current assets	14,132	10,634
Total current assets	151,956	148,585
Property and equipment, net	19,539	16,946
Right-of-use assets	15,180	15,754
Deferred costs, net of current portion	32,542	30,734
Intangibles, net	32,414	35,807
Goodwill	148,050	148,050
Other assets	4,176	3,949
Total assets	$403,857	$399,825
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$5,794	$7,478
Accrued liabilities	20,879	19,763
Deferred revenues, current portion	12,572	10,984
Lease liabilities, current portion	1,275	1,205
Total current liabilities	40,520	39,430
Deferred revenues, net of current portion	16,445	15,384
Deferred income taxes	1,760	1,713
Lease liabilities, net of current portion	17,736	18,052
Other non-current liabilities	212	305
Total liabilities	76,673	74,884
Stockholders’ Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized and 0 shares issued and outstanding as of June 30, 2024 and December 31, 2023	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized; and 98,985,370 and 96,722,098 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	99	97
Additional paid-in capital	786,201	760,210
Accumulated deficit	(459,116)	(435,366)
Total stockholders’ equity	327,184	324,941
Total liabilities and stockholders' equity	$403,857	$399,825

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(UNAUDITED)
	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Revenues	$82,160	$65,763	$158,287	$125,759
Cost of revenues(1)	33,389	30,289	65,484	58,147
Gross profit	48,771	35,474	92,803	67,612
Operating expenses:
Research and development	23,909	20,866	46,729	41,415
Sales and marketing	16,964	13,883	30,807	24,761
General and administrative	20,612	18,207	39,927	35,318
Acquisition-related expenses	135	34	195	220
Amortization of acquired intangibles	358	357	717	717
Total operating expenses	61,978	53,347	118,375	102,431
Loss from operations	(13,207)	(17,873)	(25,572)	(34,819)
Non-operating income (expense):
Interest income	1,261	2,016	2,343	3,742
Interest expense	(74)	(1,826)	(147)	(3,583)
(Loss) gain on financial instruments	(112)	10	—	220
Loss before income taxes	(12,132)	(17,673)	(23,376)	(34,440)
Provision for income taxes	185	88	374	284
Net loss	$(12,317)	$(17,761)	$(23,750)	$(34,724)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.13)	$(0.19)	$(0.24)	$(0.37)
Weighted average number of shares of common stock outstanding:
Basic and diluted	98,103,527	93,334,725	97,524,379	92,868,623

(1) Includes amortization of acquired technology of $1.4 million for both the three months ended June 30, 2024 and 2023, and $2.7 million for both the six months ended June 30, 2024 and 2023.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(UNAUDITED)
	Six months ended June 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(23,750)	$(34,724)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization expense	5,175	5,146
Accrued interest on marketable securities, net	(787)	(1,179)
Stock-based compensation expense	28,565	24,399
Amortization of debt issuance costs	65	80
Gain on financial instruments	—	(177)
Deferred taxes	47	85
Changes in operating assets and liabilities:
Accounts receivable	(3,453)	(1,906)
Prepaid expenses and other current assets	(3,790)	(1,882)
Accounts payable and accrued liabilities	(653)	(2,126)
Deferred costs	(2,569)	(2,856)
Deferred revenues	2,649	(185)
Net cash provided by (used in) operating activities	1,499	(15,325)
Cash flows from investing activities:
Purchase of marketable securities	(15,588)	(62,640)
Proceeds from sales, maturities and redemptions of marketable securities	41,609	65,622
Purchases of property and equipment	(731)	(417)
Capitalized software development costs	(3,015)	(2,661)
Net cash provided by (used in) investing activities	22,275	(96)
Cash flows from financing activities:
Principal payments on debt	—	(1,063)
Debt issuance costs paid	—	(341)
Proceeds from Employee Stock Purchase Plan issuances	2,598	2,407
Payment of holdback funds from acquisition	—	(1,000)
Payments for taxes related to net settlement of equity awards	(12,795)	(6,825)
Proceeds from stock option exercises	6,928	2,802
Net cash used in financing activities	(3,269)	(4,020)
Net increase (decrease) in cash and cash equivalents and restricted cash	20,505	(19,441)
Cash and cash equivalents and restricted cash, beginning of period	40,927	112,337
Cash and cash equivalents and restricted cash, end of period	$61,432	$92,896

ALKAMI TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands, except per share data)
(UNAUDITED)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
GAAP total revenues	$82,160	$65,763	$158,287	$125,759

	June 30,
	2024	2023
Annual Recurring Revenue (ARR)	$321,284	$256,811
Registered Users	18,584	15,849
Revenue per Registered User (RPU)	$17.29	$16.20

Non-GAAP Cost of Revenues
Set forth below is a presentation of the company’s “Non-GAAP Cost of Revenues.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
GAAP cost of revenues	$33,389	$30,289	$65,484	$58,147
Amortization	(1,793)	(1,638)	(3,568)	(3,237)
Stock-based compensation expense	(1,347)	(1,487)	(2,525)	(2,633)
Non-GAAP cost of revenues	$30,249	$27,164	$59,391	$52,277

Non-GAAP Gross Margin
Set forth below is a presentation of the company’s “Non-GAAP Gross Margin.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
GAAP gross margin	59.4%	53.9%	58.6%	53.8%
Amortization	2.2%	2.5%	2.3%	2.5%
Stock-based compensation expense	1.6%	2.3%	1.6%	2.1%
Non-GAAP gross margin	63.2%	58.7%	62.5%	58.4%

Non-GAAP Research and Development Expense
Set forth below is a presentation of the company’s “Non-GAAP Research and Development Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
GAAP research and development expense	$23,909	$20,866	$46,729	$41,415
Stock-based compensation expense	(4,256)	(3,963)	(8,254)	(7,738)
Non-GAAP research and development expense	$19,653	$16,903	$38,475	$33,677

Non-GAAP Sales and Marketing Expense
Set forth below is a presentation of the company’s “Non-GAAP Sales and Marketing Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
GAAP sales and marketing expense	$16,964	$13,883	$30,807	$24,761
Stock-based compensation expense	(2,291)	(1,813)	(4,322)	(3,403)
Non-GAAP sales and marketing expense	$14,673	$12,070	$26,485	$21,358

Non-GAAP General and Administrative Expense
Set forth below is a presentation of the company’s “Non-GAAP General and Administrative Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
GAAP general and administrative expense	$20,612	$18,207	$39,927	$35,318
Stock-based compensation expense	(7,119)	(5,489)	(13,464)	(10,222)
Non-GAAP general and administrative expense	$13,493	$12,718	$26,463	$25,096

Non-GAAP Net Loss
Set forth below is a presentation of the company’s “Non-GAAP Net Loss.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
GAAP net loss	$(12,317)	$(17,761)	$(23,750)	$(34,724)
Provision for income taxes	185	88	374	284
Loss (gain) on financial instruments	112	(10)	—	(220)
Amortization	2,151	1,995	4,285	3,954
Stock-based compensation expense	15,013	12,752	28,565	23,996
Acquisition-related expenses	135	34	195	220
Non-GAAP net loss	$5,279	$(2,902)	$9,669	$(6,490)

Adjusted EBITDA
Set forth below is a presentation of the company’s “Adjusted EBITDA.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Year Ended
	June 30,		June 30,
	2024	2023	2024	2023
GAAP net loss	$(12,317)	$(17,761)	$(23,750)	$(34,724)
Provision for income taxes	185	88	374	284
Loss (gain) on financial instruments	112	(10)	—	(220)
Interest income, net	(1,187)	(190)	(2,196)	(159)
Depreciation and amortization	2,613	2,560	5,175	5,146
Stock-based compensation expense	15,013	12,752	28,565	23,996
Acquisition-related expenses	135	34	195	220
Adjusted EBITDA	$4,554	$(2,527)	$8,363	$(5,457)

Investor Relations Contact
Steve Calk
ir@alkami.com

Media Relations Contacts
Marla Pieton
marla.pieton@alkami.com

Valerie Kerner
alkami@fullyvested.com